SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]      Definitive Proxy Statement.
[X]      Definitive Additional Materials.
[ ]      Soliciting Material Pursuant to sec. 240.14a-12.

Pioneer Bond Fund                           Pioneer Series Trust IV
Pioneer High Yield Fund                         (solely with respect to Pioneer
Pioneer Value Fund                              Treasury Reserves Fund)
Pioneer Series Trust I                      Pioneer Series Trust VII
    (solely with respect to Pioneer Oak         (solely with respect to Pioneer
    Ridge Small Cap Growth Fund)                Global High Yield Fund)



               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
       and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

[PIONEER LOGO]

IMPORTANT REMINDER:    PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL JULY 17, 2008

We previously sent you proxy information relating to a special meeting of shareholders of the Pioneer Funds. The meeting for one or more of the funds in which you hold shares was readjourned for certain proposals until July 17, 2008 at 2 p.m., Eastern Time.

Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

->To vote by TouchTone telephone, call 1-866-241-6192.
->To vote by Internet, logon to www.proxy-direct.com/pioneer.
         You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.
->To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage paid reply envelope.


Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or additional meeting adjournments.

As the adjournment date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.





Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com

[PIONEER LOGO]

IMPORTANT REMINDER:   PIONEER FUNDS

SPECIAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL JULY 17, 2008

We previously sent you proxy information relating to a special meeting of shareholders of the Pioneer Funds. The meeting for one or more of the funds in which you hold shares was readjourned for certain proposals until July 17, 2008 at 2 p.m., Eastern Time.

Your vote for this important meeting has not yet been received.


We encourage you to utilize one of the following options today to record your vote:

->To vote by TouchTone telephone, call 1-800-454-8683.
->To vote by Internet, logon to www.proxyvote.com.
         You will need your control number found on your voting instruction form to vote by Internet or TouchTone telephone.
->To vote by mail, sign and date your voting instruction form(s) and return it/them in the enclosed postage-paid envelope.


Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or additional meeting adjournments.

As the adjournment date approaches, certain shareholders may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.





Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com

[PIONEER LOGO]

June 2008

PIONEER ADVISORY

Pioneer Open-End Mutual Funds Shareholder Meeting Adjourned until July 17, 2008

This advisory is to inform you that the adjourned shareholder meeting for the Pioneer open-end mutual funds was held as scheduled on June 19, 2008. The meeting for a small group of funds was adjourned to July 17, 2008 for certain proposals. These funds include Pioneer High Yield Fund and Pioneer Global High Yield Fund.

Consequently, for those funds for which the meeting was adjourned, Pioneer will mail vote reminders and proxy cards to shareholders who have not voted. Also, for certain funds, the funds' proxy solicitor, Computershare Fund Services, will call shareholders and encourage them to vote; and offer the option to vote via telephone.

The funds' board of trustees recommends that shareholders vote "FOR" each proposal.